EXHIBIT 32.1

                                  CERTIFICATION
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     In connection with this quarterly report on Form 10-QSB of Tennessee Valley Financial Holdings, Inc., I, Thomas E. Tuck, President and Chief Executive Officer of Tennessee Valley Financial Holdings, Inc., certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Tennessee Valley Financial Holdings, Inc.


     This Certification is signed on November 15, 2004.

                                        /s/ Thomas E. Tuck
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                                        Thomas E. Tuck
                                        President and Chief Executive Officer